Financing Arrangements - Summary of Debt Outstanding (Details) - USD ($)	Jun. 30, 2016	Dec. 31, 2015	Dec. 31, 2014
Total	$ 6,073,735	$ 4,990,833	$ 4,782,538
Unamortized discount	(118,934)	(30,576)	(145,835)
Total debt, net	6,073,735	4,990,833	4,636,703
Less: current maturities	5,582,897	4,768,257	2,070,217
Long-term portion	371,904	192,000	2,566,486
Notes Payable To Directors And Affiliates [Member]
Total	2,162,492	1,748,000	1,350,000
Convertible Term Loan, Due December 2016, Interest at 10% [Member]
Total	2,300,000	2,300,000	2,300,000
Series Subordinated Note, Due January 2016 Stated Interest Rate of 12% [Member]
Total	415,398	415,398	613,808
Notes Payable, Due the Earlier of Raising $10 Million in Proceeds from Private Placements or January 2016, Interest Between 8.25% and 12% [Member]
Total	67,082	74,486	74,486
Note Payable, Due August 2021, Interest 0% [Member]
Total	192,000	192,000	192,000
Installment Note Payable - Bank [Member]
Total	$ 286,637	$ 260,949	$ 252,244